     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 15, 1998
                                                      Registration No. 333-
===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                 ------------

                         XOMED SURGICAL PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                                     06-1393528
(STATE OR OTHER JURISDICTION OF                     (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                  IDENTIFICATION NUMBER)

                          6743 SOUTHPOINT DRIVE NORTH
                          JACKSONVILLE, FLORIDA  32216
                                 (904) 296-9600
          (ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 ------------

                                JAMES T. TREACE
                     PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                             CHAIRMAN OF THE BOARD
                         XOMED SURGICAL PRODUCTS, INC.
                          6743 SOUTHPOINT DRIVE NORTH
                          JACKSONVILLE, FLORIDA 32216
                                 (904) 296-9600
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO:

    STEVEN J. GARTNER                              WALTER G. LOHR, JR.
 WILLKIE FARR & GALLAGHER                         HOGAN & HARTSON L.L.P.
   787 SEVENTH AVENUE                            111 SOUTH CALVERT STREET
NEW YORK, NEW YORK 10019                         BALTIMORE, MARYLAND 21202
     (212) 728-8000                                   (410) 659-2700

                                   ------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [x] 333-53625
                                                            ---------

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _______________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


============================================================================================================
 Title of Securities        Amount Being       Proposed Maximum       Proposed Maximum         Amount of
 Being Registered            Registered       Offering Price Per     Aggregate Offering       Registration
                                                    Share                  Price                  Fee
-------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par        230,000               $30.50               $7,015,000              $2,069.43
 value per share
=============================================================================================================

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This registration statement is being filed to register 230,000 shares of Common Stock, $.01 par value per share, of Xomed Surgical Products, Inc., a Delaware corporation (the "Registrant"), pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The information in the Registrant's earlier effective registration statement (Registration No. 333-53625) is incorporated herein by reference.

     The required opinions and consents are listed on the Exhibit Index attached hereto and filed herewith.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED IN JACKSONVILLE, FLORIDA ON JULY 15, 1998.

                                          Xomed Surgical Products, Inc.

                                          By: /s/ Thomas E. Timbie
                                            _________________________________
                                            Name:Thomas E. Timbie
                                            Title:Vice President, Finance and
                                                   Chief Financial Officer

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURES                        TITLE                 DATE

                  *                    President, Chief         July 15, 1998
-------------------------------------   Executive Office
           JAMES T. TREACE              and Chairman of the
                                        Board of Directors
                                        (Principal
                                        Executive Officer)

      /s/ Thomas E. Timbie             Vice President,          July 15, 1998
-------------------------------------   Finance and Chief
          THOMAS E. TIMBIE              Financial Officer
                                        (Principal
                                        Financial and
                                        Accounting Officer)

                  *                    Director                 July 15, 1998
-------------------------------------
          RICHARD B. EMMITT

             SIGNATURES                        TITLE                 DATE

                  *                    Director                 July 15, 1998
-------------------------------------
          WILLIAM R. MILLER

                  *                    Director                 July 15, 1998
-------------------------------------
       RODMAN W. MOORHEAD, III

                  *                    Director                 July 15, 1998
-------------------------------------
           JAMES E. THOMAS

                  *                    Director                 July 15, 1998
-------------------------------------
       ELIZABETH H. WEATHERMAN

  Thomas E. Timbie, by signing his name below, signs this document on behalf of each of the above-named persons specified by an asterisk (*), pursuant to a power of attorney duly executed by such persons, filed with the Securities and Exchange Commission in the Registrant's Registration Statement on Form S-3 (Registration No. 333-53625) on May 26, 1998.

*By: /s/ Thomas E. Timbie
    ________________________________
  THOMAS E. TIMBIE
  ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

Exhibit No.   DESCRIPTION
-----------   -----------

5 Opinion of Willkie Farr & Gallagher as to the legality of the Common Stock (included as Exhibit No. 5 to Registrant's earlier effective registration statement (Registration No. 333-53625)).

23.1          Consent of Ernst & Young LLP.

23.2 Consent of Willkie Farr & Gallagher (included in their opinion filed as Exhibit 5).

24 Power of Attorney (included on the signature page to Registrant's earlier effective registration statement (Registration No. 333-53625)).